UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _______________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - October 27, 1999


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                                              22-3297339
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(State or other jurisdiction                                 (I.R.S. Employer
incorporation of organization)                            Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                    07052-2989
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:    (973) 669-7366
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
Item 5.  Other Events

         On October 27, 1999, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its first quarter results and a stock repurchase program.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Regulation
         S-K Exhibit
            Number                     Document
            ------                     --------

               99.1             Press Release dated
                                 October 27, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PENNFED FINANCIAL SERVICES, INC.



Date: November 10, 1999                     By: /s/ Joseph L. LaMonica
                                                --------------------------------
                                                    Joseph L. LaMonica
                                                    President and Chief
                                                    Executive Officer